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                                                                   Exhibit 10.34
                              BUSINESS PARK LEASE

                                  ARTICLE ONE
                            BASIC LEASE PROVISIONS


Date:                          March 15, 2000

Landlord:                      d/b/a Wilshire Square

Address of Landlord:           Wilshire Square
                               7912 East 31 Court, Suite 200
                               Tulsa, Oklahoma 74145-1346

Tenant:                        IDS Engineering, Inc.

Address of Tenant:             600 Century Drive, Building 140
                               Houston, Texas 77073

Address of Tenant
at Wilshire Square:            11008 East 51st Street (5,400 Square Feet)
                               11004 East 51st Street (2,700 Square Feet)
                               Tulsa, Oklahoma 74146

Tenant's Trade Name:           IDS Engineering, Inc.

Size of Leased Premises:       One Story Business Location containing
                               approximately 8,100 square feet
                               of ground area.                   (Article 2)

Use of Premises by Tenant:     Engineering Office                (Article 4)

Lease Term:                    36 Lease Months                   (Article 3)

Commencement Date:             August 1, 2000*                   (Article 3)

Ending Date:                   July 31, 2003*                    (Article 3)

Rental:
1.  Minimum Rental:            $161, 352.00 for the term of the Lease
                               payable in equal monthly installments of
                               $ 4,482.00 subject to adjustment with
                               the first month's installment due at the
                               execution of the Lease.           (Article 5)

2.  Additional Rental:         $ 4,050.00 Common Area Fee for the first year
                               of the Lease payable in equal monthly
                               installments of $ 337.50 subject to adjustment.
                                                                 (Article 6)

Security Deposit:              $ 2,925.00 transferred from lease dated
                               February 8, 1999.

Guarantor:                     None

Broker:                        CB Richard Ellis/Oklahoma - Matt Klimisch

Expiration of Offer Date:      March 31, 2000  (Article 24.1)

*Expiration of Existing Lease: Upon its execution by all parties, this Lease dated March 15, 2000 shall replace the current lease in force dated February 8, 1999. Further, this Lease shall commence August 1, 2000 or sooner if mutually agreed to by the parties and the lease dated February 8, 1999 shall terminate without penalty at that time.

                                       1
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                                                                   Exhibit 10.34

1.1 Each reference in this Business Park Lease (herein sometimes called "Lease") to any of the Basic Lease Provisions contained about shall be deemed and construed to incorporate all of the terms provided under each such Basic Lease Provision.

1.2 The exhibits enumerated in this Section and attached to this Lease are incorporated in this Lease by reference and are to be construed as part of this Lease.

         Exhibit "A" - Plot Plan of the Business Park
         Exhibit "B" - Legal Description of the Business Park
         Exhibit "C" - Description of Landlord's Work
         Exhibit "D" - Changes, Alterations and Modifications
         Exhibit "E" - Signage Specifications
         Exhibit "F" - Rules and Regulations

                                  ARTICLE TWO
                      PREMISES, IMPROVEMENTS.  POSSESSION

2.1 The Leased Premises consist of a one-story space having square footage set out in Article One. The Premises are shown and outlined in red on the drawing identified as Exhibit "A", which is attached hereto and made a part hereof. The Premises are located within a portion of the Business Park buildings (the "Building") and upon a portion of certain real property (the "Property") situated in the City of Tulsa, Tulsa County, Oklahoma, which said real property is more particularly bounded and described in Exhibit "B", hereto annexed and made a part hereof. Should there exist a discrepancy between the exact dimensions of the Premises, as set forth on Exhibit "N', and the locations of the boundary walls of the Premises, as finally constructed, the actual physical location of the boundary walls shall control. In addition to the leased Premises, Tenant is hereby granted a license (the "License") for the non-exclusive use, in connection with the Tenant's permitted uses of the Premises, in common with Landlord and other licensees of Landlord, of the parking areas, roadways, service areas and sidewalks constructed on the Property as indicated approximately on said Exhibit "A". Said License shall be limited to the use for which such areas are intended and shall be subject to such reasonable rules and regulations as the Landlord may prescribe, from time to time, for the common benefit of Landlord and its licensees and of Tenant and other tenants of the Property.

2.2 Landlord shall deliver possession of the Premises to Tenant, and Tenant shall accept the Premises from Landlord, in their present condition as of the date hereof, provided, however, prior to delivery of possession of the Premises to Tenant, Landlord shall have made such repairs and improvements and shall, at Landlord's sole cost and expense, have substantially performed such work and installation of improvements to the Premises as are set forth as "Landlord's Work" in Exhibit "C", annexed hereto and made a part hereof. Any and all improvements to the Premises for the use of Tenant, other than Landlord's Work, shall be performed at Tenant's sole cost and expense, in accordance with Article Twenty-Two herein below contained.

2.3 In the event of any disagreement of dispute between Landlord and Tenant with reference to work to be performed with respect to the Premises pursuant to Exhibits "C" or "D", or with respect to whether or not the Premises are available for Tenant's modifications or Tenant's occupancy, the certification in writing upon an approved AIA form, of Landlord's supervising architect, Holmes and Bjomberg Architects, shall be conclusive and binding upon the parties hereto.

                                 ARTICLE THREE
                             TERM AND TERMINATION

3.1 Landlord does hereby lease, let and demise the Premises to Tenant for the term specified in Article One above. Subject to the provisions hereof relating to making the Premises ready for occupancy, the Commencement Date and Ending Date shall be as specified in Article One.

3.2 Landlord agrees to exercise due diligence in making the premises available for Tenant's use and occupancy and to deliver the Premises to Tenant not later than the Commencement Date Specified in Article One above. However, should Landlord be unable to complete said Premises by said date, which delay in completion is due to any

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                                                                   Exhibit 10.34

     occurrence or eventuality outside the direct control of Landlord, the date of delivery of the Premises to Tenant shall be extended until such time as Landlord is able to substantially complete the Premises and the Commencement Date and Ending Date of the term of this Lease shall be adjusted to take into account the delay in making the premises available for Tenants use and occupancy. Tenant agrees that no such delay shall be grounds for cancellation or alteration of the terms and conditions of this Lease unless such delay exceeds 45 days. In the event of any delay in delivery of the Premises to Tenant, Landlord shall not be subject to any liability for failure to give possession after said date. Tenant shall have thirty days after taking possession to notify Landlord of any deficiencies in the Premises. Failure of Tenant to so notify Landlord shall be conclusive evidence that the Premises were in good order and satisfactory condition when Tenant took possession, unless otherwise agreed in writing.

3.3 This Lease and the tenancy herein created shall cease and terminate at the end of the lease term set forth above or at the end of any period of extension or renewal as provided by written extension agreement or as otherwise provided herein without the necessity of any notice from either Landlord or Tenant to terminate the same. The Tenant hereby waives notice to vacate the Premises and agrees that Landlord shall be entitled to the benefit of all provisions of law respecting the summary recovery of possession of Premises from Tenant holding over without the consent of Landlord to the same extend as if a notice had been given. In the event Tenant holds over and beyond the term of this Lease, for any reason, without the express written consent of Landlord, Tenant shall be deemed a "hold over tenant" in violation of the terms of this Lease, and shall be subject to all covenants and conditions of this Lease Agreement, except however, that the minimum monthly rental installment during each month, or fractional part thereof, of continued occupancy shall be two hundred percent (200%) of the amount payable by Tenant as total rental during the last one (1) month of the lease term. If Tenant holds over and beyond the term of this Lease with the consent of Landlord, then, except as otherwise provided by written agreement, the tenancy of Tenant shall be a month-to-month tenancy at will, subject to all covenants and conditions of this Lease Agreement including the monthly rental installment provisions which shall be applied on a month-to-month basis. Thirty (30) days written notice (computed from the date of delivery of such notice) shall be required in order for either party to terminate the tenancy at will.

                                 ARTICLE FOUR
                              USE OF THE PREMISES

4.1 The Premises shall be used by the Tenant solely for the purpose provided for in Article One above, and for no other use or purpose without the prior written consent of Landlord.

4.2 Tenant further covenants and agrees that its use and occupancy of the Premises shall strictly comply with and not involve any violation of any federal, state or municipal statute, rule, ordinance or zoning law or any regulation, rule or directive of any governmental or regulatory agency as may now exist or may hereafter exist concerning the use, operation or safety of the Premises. In addition, Tenant covenants and agrees to operate the Premises in conformance with the Rules and Regulations which are attached to this Agreement as Exhibit "F", and made a part hereof. Tenant shall not use the Premises or the building in which the Premises are contained for any purpose that will increase the insurance rate or risk of the building above that which is customary and normal for the uses set forth above and, in such event, Landlord, as an additional remedy for the violation of this provision, may elect to recover, as "Additional Rental" (defined below), the total cost of such increase from Tenant, without contribution of other tenants of the Business Park. (See Article 8.6.)

4.3 All damages to the Premises, the Common Areas or the building in which the Premises are contained, caused by Tenant's negligence, shall be repaired at Tenant's expense. Tenant shall not commit waste or allow waste to be committed on the Premises or the Common Areas. Tenant shall not perform any acts or carry on any practices which will constitute a nuisance or menace, or be offensive, to the other tenants or occupants or to the general public. Tenant shall keep the Premises, its use of the Common Areas and all its improvements in sound condition, in good repair and safe for the incidental use of its business invitees.

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                                                                   Exhibit 10.34

4.4 Tenant shall not make or permit any noise or odor that is objectionable to the public, to other tenants of the Business Park or to Landlord to emanate from the Premises and shall not create or maintain a nuisance thereon. Tenant shall not disturb, solicit or canvas the users of the Common Areas without the consent of Landlord and shall not do any act tending to injure the reputation of the Landlord or the Business Park.

4.5 Lessee shall not place or permit any radio antenna, loud speakers, sound amplifiers or any other thing or item on the exterior of the roof or outside of the building or the Premises.

4.6 Lessee shall not obstruct, encumber or use the parking areas, sidewalks, entrances, passages, vestibules, stairways, corridors and halls for any purpose other than ingress or egress to and from the Premises and for parking only in the delegated areas for such use.

                                 ARTICLE FIVE
                                    RENTAL

5.1 The total agreed rental (the "Rental") for the term of this Lease is the sum of: (i) the "Minimum Rental" (defined below) and (ii) the "Additional Rental" (defined below).

5.2 (a) The Minimum Rental for the lease term shall be in the amount provided in Article One. In the event the first day of the lease term shall not be the first day of a calendar month, then the rental for the first month of the term shall be prorated on a daily basis.

     (b) Tenant shall pay the Minimum Rental, in advance, in equal monthly installments as provided in Article One.

     (c) An amount equal to the first installment of Minimum Rental payment shall be paid by Tenant upon the execution of this Lease. Tenant will receive, on any prorated minimum rent due and for the first full month's minimum rent due a credit in an amount equal to this installment. Any minimum rental for the first full month under this Lease for which minimum rental is payable, after the application of the above described credit, will be due on or before the first day of the month to which it is applicable. other installments of the minimum rental payment shall be due on or before the first day of the month to which it is applicable and the rental obligation of Tenant shall be deemed delinquent if any given monthly installment is not received by Landlord on or before the fifth day of the month in which it is due. Any Additional Rental or Rental Adjustments which are not paid within five (5) days of when they are due shall be deemed delinquent.

          All rentals shall be paid by Tenant without any right of offset or deductions therefrom for any purpose. All rent is, and shall be, payable in legal tender at Landlord's address as set forth herein for notice or at such other address as Tenant may be directed from time to time by notice from Landlord.

5.3 The term "Additional Rental" shall include any cost, charge or expense of any kind whatsoever which is or may become payable and due to Landlord by Tenant in accordance with the terms, covenants and conditions of this Lease, excluding Minimum Rental. Additional Rental includes, but is not limited to, Tenant's Common Area Maintenance Fees (Article Six), Tenant's Proportionate Share of Excess Taxes (Article Seven) and Excess Premiums (Article Eight) and any and all Rental Taxes which are in existence or which may come into existence, and which are based upon or measured by the payment of Minimum Rental or items of Additional Rental other than said Rental Taxes.

5.4 Any installment of rent accruing under the provisions of this Lease that shall not be paid when due shall bear interest at the annual rate of three percent (3%) above the prime rate reported from time to time by the Wall Street Journal as the base rate on corporate loans at large U. S. Money Center commercial banks from the date when the same was payable by the terms hereof until the same shall be paid by Tenant.

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                                                                   Exhibit 10.34

                                  ARTICLE SIX
                          COMMON AREA MAINTENANCE FEE

6.1 Tenant covenants and agrees to pay to the Landlord, in addition to the rentals specified in Article Five hereof, as Additional Rental, a Common Area Maintenance Fee payable in equal monthly installments as provided for in Article One. Landlord shall have the responsibility of Business Park's Common Area (defined below) specifically including, without limitation gardening and landscaping, lighting, removal of Common Area trash, rubbish, garbage and other refuse, parking lot cleaning, snow removal, outside window cleaning (monthly), Common Area utilities and lawn maintenance.

     "Common Area" means all areas and space provided by Landlord for the common use and joint use of the occupants of the Business Park and/or their employees, agents, servants and customers and other invitees, including, without limitation, parking area, access roads, driveways, retaining walls, interior store boundary walls, exterior walls and trim (but not store fronts), exterior utilities and service lines, landscaped areas, truck service ways loading docks, stairs, ramps and sidewalks.

6.2 Within one hundred twenty days following the end of the year 1999 and each year thereafter Landlord shall furnish Tenant a statement covering the calendar year just ended, certified as correct by a certified public accountant or an authorized representative of Landlord and showing the total Business Park Common Area Maintenance Costs and the amount of Tenant's share for such costs. If Tenant's share exceeds the Common Area Fee provided for in Article One, then Tenants Common Area Fee will be increased to reflect the increase in the Common Area Maintenance Cost and will be payable as Additional Rental pursuant to Section 6.1 above.

6.3 Common area maintenance fees shall not escalate more than 5% of base rate for the term of the Lease.

                                 ARTICLE SEVEN
                                     TAXES

7.1 Landlord agrees to pay all taxes, assessments and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as "Taxes") lawfully levied or assessed against the Business Park, including the buildings and the grounds, parking areas, driveways and alleys around the buildings, provided, however, that the maximum in taxes attributable to the Business Park to be paid by Landlord during any one real estate tax year shall be those taxes levied against the Business Park during the year 1999 . If in any real estate tax year during the term of this Lease, or any renewal or extension of this lease, the taxes levied against the buildings and the grounds, parking areas, driveways and alleys around the buildings during such tax year shall exceed the amount levied during the year 1999 , Tenant shall pay to Landlord as additional rental, Tenant's proportionate share of the amount of such excess ("Excess Taxes"). Tenant's proportionate share, as used herein, shall mean a fraction, the numerator of which is the floor area contained in the Premises as provided in Article One above and the denominator of which is the total contracted floor area in the Business Park.

7.2 At Tenant's request Landlord shall employ a tax consulting firm to attempt to assure a fair tax burden on the buildings and grounds within the applicable taxing jurisdiction. Tenant shall pay to Landlord upon demand from time to time, as additional rent, the amount of Tenant's proportionate share of the cost of such service.

7.3 Any payment to be made pursuant to this Article Seven with respect to the real estate tax year in any partial lease year shall be prorated.

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                                                                   Exhibit 10.34

                                 ARTICLE EIGHT
                                   INSURANCE

8.1 The Landlord agrees that it will keep the buildings in the Business Park of which the Premises is a part (excluding Tenant's improvements and the contents of the Premises) insured by standard form fire and extended coverage casualty insurance in an amount not less than eighty percent (80%) of the original cost thereof (excluding excavations, footings and foundations).

8.2 The Landlord agrees to maintain public liability insurance covering the Business Park of which the Premises is a part, it being understood that such coverage may not insure against the negligence of the Tenant.

8.3 Tenant will keep in force, at its own expense so long as this Lease remains in effect or during such other time as the Tenant occupies the leased Premises or any part thereof, public liability insurance with respect to the leased Premises with minimum limits of One Million Dollars ($1,000,000.00) on account of bodily injury or death of one person, and One Million Dollars ($1,000,000.00) on account of bodily injuries or death of more than one person as a result of any one accident or disaster; and property damage insurance at the minimum limits of 2,000,000.00. Tenant shall cause Landlord to be named as an additional insured party thereon. Insurance coverage, as provided, shall be issued by insurance companies licensed to do business in the State of Oklahoma with a Best's rating of "N" or better. Tenant shall deliver to the Landlord a certificate or certificates of insurance of all such insurance coverage, a copy of all such insurance policies and proof of payment of annual premiums.

8.4 Landlord shall insure at its sole cost and expense any and all plate and other glass damaged or broken from any cause whatsoever in and about the Premises.

8.5 Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Leased Premises any article which may be prohibited by the standard from of fire insurance policy. Tenant agrees to pay any increases in premiums for fire and extended coverage insurance that may be charged during the Lease Term on the amount of such insurance which may be carried by Landlord on the Premises or the Business Park, resulting from the type of materials kept or stored by Tenant in the Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule, issued by the organization making the insurance rate on the Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the Premises.

8.6 In the event Tenant's occupancy causes any increase of premium for the fire and/or casualty rates on the Premises or Business Park or any part thereof above the rate for the least hazardous type of occupancy legally permitted in the Premises, the Tenant shall pay the additional premium on the fire, and/or casualty insurance policies by reason thereof. The Tenant also shall pay, in such event, any additional premium on the rent insurance policy that may be carried by the Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

8.7 If during the year 1999, or during any subsequent year of the primary term or any renewal or extension, Landlord's cost of maintaining the insurance provided for in this Article shall-exceed Landlord's cost of maintaining such insurance for the year 1999, Tenant agrees to pay to Landlord, as additional rental, Tenant's full Proportionate Share, as defined in Paragraph 7.1 above, of such excess ("Excess Premiums").

8.8 Any payment to be made pursuant to this paragraph with respect to a partial lease year shall be subject to a pro rata adjustment based on the ratio of the partial lease year to a full lease year.

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                                                                   Exhibit 10.34

                                 ARTICLE NINE
                                    DEFAULT

9.1 In the event of a default, as herein described, on the part of the Tenant, Landlord shall have the following remedies which shall be cumulative and shall not exclude any other right or remedy given to Landlord as Landlord under the laws of the State of Oklahoma.

9.2 If Tenant shall file a petition in voluntary bankruptcy or be adjudged bankrupt in involuntary proceedings or make all assignment for benefit of creditors or like arrangements or composition or file a petition in the federal court for reorganization or otherwise seek relief under the Code of Bankruptcy of the United States of America or files for the appointment of a receiver or trustee or discontinues business in the Premises for any reason whatsoever, except as otherwise permitted by this Lease, such is to be considered a default under this Lease and Landlord, without further notice or demand and either with or without entry upon Premises, at its discretion at anytime thereafter, may elect to terminate Tenant's rights under this Lease and thereafter be entitled to recover damages in the amount equal to the then present value of the then remaining and unpaid portion of the Minimum Rental for the remaining and unexpired portion of the term of this Lease. Said present value shall be calculated using a discount factor equal to the then cost of funds published by the Eleventh District Federal Home Loan Bank; and/or

9.3  Upon the following events of default by Tenant:

     (a) The payment of any Rental not being made upon the day the same shall become due and same remains unpaid for five (5) days after written notice from Landlord to Tenant of such nonpayment of Rental.

     (b) The neglect, failure or refusal by the Tenant in the performance of any of the other terms, conditions or covenants of this Lease by said Tenant to be performed, and the continued neglect, failure or refusal for a period of ten (10) days after the service of written notice of such default by the Landlord on Tenant; then the Landlord may enter into and upon the Premises or any part thereof and repossess the same with or without terminating this Lease and, without prejudice to any of its remedies for rent or breach of covenant and in any such event, may, at its option: (i) terminate said Lease by giving written notice of its election to so do, or may, at its option, (ii) lease the Premises or any part thereof as the agent of the Tenant, or otherwise, or may, at its option, (iii) accelerate to the entire remaining unpaid balance of Minimum Rental, in which event the then present value of the entire unpaid balance of Minimum Rental shall be immediately due and payable as similarly provided in Article 10.2 below. In the event of any such re-letting, as described in (ii) above, the Tenant shall, without demand or further process of law, pay to Landlord at the end of each month during the full term of this Lease, the deficiency of the net Minimum Rental.

9.4 Landlord shall, in addition thereto, have a lien against all merchandise, fixtures, furniture, equipment or other personal property located in the Premises for the payment of rents or other amounts due hereunder.

9.5 In the event of breach or Rental default as provided herein, Landlord shall be entitled to common law and statutory (Oklahoma) remedy of distraint and Landlord shall be entitled to the immediate possession of the Premises and may sell and dispose of the leasehold, as well as the property of the said Tenant, at public auction. Tenant hereby acknowledges that this is a lease for business purposes only and does, by these presents, waive any rights granted to Tenant pursuant to any statutes of the State of Oklahoma. Tenant shall be liable to Landlord for all sums remaining unpaid in the event of such a sale and all of the expenses incident to the collection thereof, including reasonable attorney's fees.

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                                                                   Exhibit 10.34

                                  ARTICLE TEN

                            FIRE OR OTHER CASUALTY

10.1 If the Premises (excluding Tenant improvements or contents of the Premises) shall be damaged by fire or other risk covered by standard form fire and extended coverage casualty insurance and is not thereby rendered untenantable, in whole or in part, Landlord shall promptly, upon receipt of insurance proceeds, cause such damage to be repaired and the rent shall not be abated; if, by reason of such occurrence, the Premises shall be rendered untenantable only in part, the Landlord shall promptly, upon receipt of insurance proceeds, cause the damage to be repaired and the minimum rent, meanwhile, shall be abated proportionately as to the portion of the Premises rendered untenantable; if, by reason of such occurrence, the Premises should be rendered wholly untenantable, the Landlord shall promptly, upon receipt of insurance proceeds, cause such damage to be repaired, and the minimum annual rent, meanwhile, shall be abated in whole; provided, however, if the leased Premises shall be damaged, whether or not from a risk of the type covered by Landlord's fire and extended coverage casualty insurance, to the extent that such damage is fifty percent (50%) or more of the then replacement cost of the leased Premises, then, in such event, the Landlord shall have the right, at Landlord's option, to declare this Lease canceled by giving appropriate written notice to the Tenant within thirty (30) days first following said occurrence, whereupon this Lease Agreement and tenancy hereby created shall cease as of the date of damage occurrence, all rentals to be adjusted as of such date. The obligation of Landlord, where such obligation exists under the foregoing sentence, to repair damages shall be limited to repair and restoration of the damaged portion of the Premises to substantially the condition of the Premises as existed upon delivery of possession of the Premises to Tenant at the commencement of the term of this Lease, is modified by ordinary wear and tear preceding such damage. If the Premises shall be damaged, whether, or not from a risk of the type covered by Landlord's fire and extended coverage insurance, provided such damage was not caused by the negligent or willful acts of the Tenant, and is thereby rendered untenantable, wholly or in part, following which the Landlord is unable to repair the Premises within 120 days after receipt by the Landlord of the insurance proceeds, then, in such event, the Tenant shall have the right, at Tenant's option, to declare this Lease canceled by giving appropriate written notice to the Landlord within ten (10) days first following said 120 day period, following which this Lease Agreement and tenancy hereby created shall cease as of the date of such notice.

10.2 It is further understood and agreed that, if fifty percent (50%) or more of the gross floor area of the building of the Business Park wherein the Premises are located (whether or not the Premises are damaged) are rendered untenantable by fire or other casualty, following which the Landlord does not elect to commence restoration of said damages within sixty (60) days after such occurrence of damages, then, in such event, the Landlord shall have the option right to declare this Lease canceled by giving appropriate written notice, within thirty (30) days first following said sixty (60) day period, following which this Lease Agreement and tenancy hereby created shall cease as of the last day of the next full calendar month first following the date of such termination notice.

                                ARTICLE ELEVEN

                            REPAIRS AND MAINTENANCE

11.1 Landlord will keep the exterior, including the roof and structural portions of the Premises, except doors in good repair; provided, however, Landlord shall not be responsible for the repair of any damage that shall be caused by the negligence of the Tenant or its agents, servants, employees, assignees, sublessees, contractors, customers, or invitees. The Landlord agrees to keep in good repair and to maintain, to the extent reasonably necessary and consistent with good business practices, the Common Area of the Business Park, to keep the same reasonably free from debris and to illuminate such areas adequately. Landlord shall be under no other liability for repair, maintenance, alteration or other action with reference to the Premises or any part thereof, or any plumbing, heating, electrical, air conditioning or other mechanical installation therein, except as otherwise provided by Article Eleven of this Lease Agreement relating to repair

                                                                   Exhibit 10.34

      of damage from a casualty. Landlord shall be responsible for all repair in excess of $250.00 per occurrence.

11.2 Landlord agrees to provide and maintain the necessary mains, feeders, ducts and conduits within the Business Park in order to bring gas and electricity up to the boundary of the Premises; it being understood that all means of distribution of such services within the Premises shall be maintained by the Tenant at the Tenant's expense.

11.3 Tenant hereby agrees to keep the interior of the Premises, including any doors, together with all lighting, electrical, plumbing, heat, ventilating and air conditioning systems and other mechanical installations therein, in good order and repair and will make all replacements thereto at its own expense. Tenant will surrender the leased Premises at the expiration of the term or at such other time as it may vacate the Premises in as good a condition as when received, excepting depreciation caused by ordinary wear and tear and damage by other causes not required hereunder to be repaired by Tenant.

11.4 Landlord agrees that on all new interior construction, the normal contractor and equipment warranties will inure to the benefit of Tenant.

                                ARTICLE TWELVE
                                   UTILITIES

12.1 All utility services except for water and sewage services, used by the Tenant in connection with the occupancy of the Premises, shall be paid by Tenant directly to the provider of such services, and the Tenant shall keep all bills for such services current as they come due. Tenant hereby indemnifies and agrees to save Landlord harmless from all such liability for said services. In the event Tenant fails to pay for any such services as and when they come due, Landlord may elect to pay same and charge Tenant, as Additional Rental, the amounts paid. It is understood that utility services, excluding water and sewage, have been designed for separate metering and that Tenant will provide such deposits, if any, as may be required by any utility company in order to cause commencement of utility services to the Premises occupied by Tenant. Water and sewage services for the Premises shall be provided through a Landlord's common use meter at Landlord's expense. in no event shall Landlord be liable for an interruption or failure in the supply of water and sewage services to the Premises. Water and sewage service shall be paid for by Landlord. Tenant will be billed periodically for its pro rata share of these charges as Additional Rental.

                               ARTICLE THIRTEEN
                             SIGNS AND ADVERTISING

13.1 Tenant will not place or suffer to be placed or maintained on the exterior of the Premises any sign, advertising matter or other thing of any kind and will not place or maintain any decoration, lettering or advertising matter on the door or any glass of the Premises without first obtaining the Landlord's written approval thereof. The cost of all signage of any kind whatsoever shall be borne by Tenant, unless otherwise provided herein. Upon the installation or removal of any signs or advertising matter, Tenant shall, at its sole expense, repair any damages to the Building or to the Common Usage Areas occasioned by such installation or removal, including restorations occasioned thereby. Any sign or advertising matter placed or maintained by Tenant will be in conformance with the provisions of Exhibit "E" attached hereto and made a part hereof.

13.2 The Landlord reserves the right to place any sign or advertisement on the Building or the Common Usage Areas as it desires and to place restrictions on the sources furnishing sign painting, lettering or construction, and on the appearance of such signage.

                               ARTICLE FOURTEEN
                           ASSIGNMENTS OR SUBLETTING

14.1 Tenant will not assign this Lease, in whole or in part, nor sublet all or any part of the Premises without the prior written consent of the Landlord being first obtained, which consent shall not be unreasonably withheld. Any such assignment or subletting shall not affect or relieve the Tenant from any of its obligations under this Lease, including, without limitation, the obligations to pay the Rentals when due and the obligations of

                                                                   Exhibit 10.34

      Tenant to perform all of its covenants hereunder. The terms "assign" and "sublet" shall be construed to include assignment or subletting by operation of law.

14.2 If at any time during the Lease Term, any part, or all, of the corporate shares of Tenant shall be transferred by sale, assignment, bequest, inheritance, operation of law or other disposition so as to result in a change in the present effective voting control of Tenant by the person, or persons, owning a majority of said corporate shares on the date of this Lease, Tenant shall promptly notify Landlord in writing of such change and Landlord may terminate this Lease at any time after such change in control by giving Tenant thirty (30) days' prior written notice of such termination.

                                ARTICLE FIFTEEN
                                 PARKING AREAS

15.1 Landlord reserves the right to designate in its sole discretion, certain portions of the Common Area to be used as parking areas for the exclusive use of certain tenants and/or their business invitees and to designate other portions of the Common Area to be used as parking areas for the general use of all the tenants of the Business Park and their business invitees.

                                ARTICLE SIXTEEN
                                  INSPECTION

16.1 Landlord or Landlord's agents shall have the right to enter the Premises during normal business hours to examine the same and to show them to prospective purchasers, mortgagees or tenants of the Landlord or to make such decorations, repairs, alterations, improvements or additions as the Landlord may deem necessary or desirable.

16.2 In the event of an emergency, Landlord or Landlord's agent may enter the Premises using whatever means is reasonable under the circumstances to accomplish such entry.

16.3 Tenant shall, upon termination of the Lease or of Tenant's possession, surrender all keys of the Premises to Landlord at the place then fixed for the payment of rent and shall make known to Landlord the explanation of all combination locks on safes, cabinets and vaults in the Premises.

                               ARTICLE SEVENTEEN
                           SUBORDINATION TO MORTGAGE

17.1 At the option of the holder of any present or future mortgage of the land and buildings of which the Premises are a part, this Lease shall be subject and subordinate to such mortgage to the full extent of all sums and amounts secured thereby and, at the request of Landlord or Landlord's mortgagee, without any way diminishing or negating the effectiveness of the subordination provided for herein, Tenant shall execute any instruments or documents that may be deemed necessary or proper by counsel for Landlord or Landlord's mortgagee to effect such subordination; provided, however, that, at such time as any subordination is requested, Landlord shall furnish Tenant evidence that Tenant shall have the right to remain in possession of the Premises under the terms of this Lease, notwithstanding any default in such mortgage or trust deed or after foreclosure thereof, so long as Tenant is not in default under any of the covenants, conditions and agreements contained in this Lease. In the event any proceedings are brought for the foreclosure of any mortgage on property on which the Premises is located, Tenant will attorn to the purchase at a foreclosure sale and recognize the purchaser as Landlord under the Lease.

17.2 At Landlord's request, Tenant will execute either an estoppel certificate addressed to Landlord's mortgagee or any prospective successor of Landlord or a three-party agreement among Landlord, Tenant and said mortgagee or successor, certifying to such facts (if true) regarding the status and terms of this Lease as may be requested and agreeing to such notice provisions and other matters as such mortgagee or successor may reasonably require in connection with Landlord's financing or the conveyance of the Building.

                                                                   Exhibit 10.34

                               ARTICLE EIGHTEEN
                        WARRANTY, COMPLIANCE WITH LAWS

18.1 The Landlord covenants and warrants that it has full right, power and authority to enter into this Lease for the term herein granted and that, as of the date hereof, the said Premises may be used by Tenant for the purposes herein set forth. The Tenant agrees, during its occupancy of the Premises, to promptly execute, observe and comply with all present and future laws, ordinances, rules, requirements and regulations of any federal, state, county, city or any other governmental agency and of any or all of their respective several departments, offices and bureaus affecting the Premises.

                               ARTICLE NINETEEN
                                    NOTICES

19.1 For all purposes hereunder, the addresses of the parties hereto are as follows:

          Landlord:  Wilshire Square
                     c/o CB Richard Ellis/Oklahoma, Property Management 7912 East 31s' Court, Suite 200
                     Tulsa, Oklahoma 74145-1346

          Tenant:    At address shown in Article One.

19.2 The parties hereto shall have the right, from time to time, to designate different addresses than those above set forth by giving written notice to the other party designating such new address.

19.3 Any notice to be given by either party to the other shall be in writing and shall be deemed to have been served upon the party to whom it shall be directed: (i) as of the date of deposit in the United States mail, postage prepaid, certified or registered mail, addressed to such party at the address above given, or at such other address as such party may, from time to time, designate in accordance with the provisions hereof or (ii) as of the date of and delivery to the Landlord or Tenant as the case may be.

                                ARTICLE TWENTY
                             PREMISES ALTERATIONS

20.1 The Tenant shall have the right, at any time and from time to time during the term of this Lease, to make such changes and alterations to the interior of the Premises as the Tenant shall deem necessary or desirable in connection with the requirements of the Tenant's business; provided, however:

     (a) no change or alteration shall weaken, either temporarily or permanently, the structure of the Premises nor, when completed, shall be of such a character as to:

          (1) affect adversely the value of the Premises;

          (2) materially reduce the cubic content of said Premises; or

          (3) diminish the general utility of the Premises; and

     (b) no change or alteration involving a reasonably estimated (by the Landlord) cost of more than Five Thousand Dollars ($5,000.00) (excluding trade fixtures) shall be undertaken except pursuant to the provisions contained in Exhibit "D" attached hereto.

     Tenant shall not make any changes or alterations to the exterior of the Premises and shall not make any penetrations in the roof or demising walls of the Premises, regardless of the estimated cost thereof, without the prior written consent of Landlord in each such occasion obtained.

20.2 All alterations and improvements of said Premises by Tenant shall be and become a part of the real estate, except such machinery, equipment, appurtenances, furnishings and fixtures placed therein by Tenant as trade equipment and fixtures.

                              ARTICLE TWENTY-ONE
                                INDEMNIFICATION

21.1 Except as to injury, death or property damage proximately caused by the negligence of Landlord for which Landlord is legally liable, Tenant agrees to indemnify and hold Landlord harmless from all claims, suits, actions, damages, liability and claims (including costs and expenses of defending against all of the aforesaid) arising (or alleged to arise) from any act or omission of Tenant or Tenants agents, employees, assignees, sublessees, contractors, customers or invitees, or arising from any injury to or death of any person or persons or damage to or destruction of the property of any person or persons occurring at the Premises, and Common Areas attendant thereto, and Tenant assumes responsibility for the condition of the Premises and agrees to give Landlord written notice in the event of any damage, defect or disrepair therein.

21.2 Tenant agrees to use and occupy the Premises and place its fixtures, equipment, merchandise and other property thereon at its own risk and hereby releases Landlord and its agents from all claims for any damage or injury to the full extent permitted by law. Tenant agrees that Landlord shall not be responsible or liable to Tenant, or those claiming under Tenant, for any injury, death or damage or loss occasioned by the acts or omissions of persons occupying any part of the Premises or, occasioned by the condition of the Premises, the upkeep for which Tenant is responsible under the terms of this Lease.

                              ARTICLE TWENTY-TWO
                               SECURITY DEPOSIT

22.1 Tenant, contemporaneously with the execution of this Lease, will deposit with Landlord a security deposit in the sum provided for in Article One, receipt of which is hereby acknowledged by Landlord. Said deposit shall be held by Landlord, without liability for interest, as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease by said Tenant to be kept and performed during the Lease Term. At the end of the Lease Term or upon any earlier termination of the lease, Landlord shall return the deposit to Tenant, less any portion thereof needed to compensate Landlord for damages other than those caused by normal wear and tear.

                             ARTICLE TWENTY-THREE
                                 CONDEMNATION

23.1 Should so much of the Premises be condemned for public or quasi-public use so as to render the Premises untenantable for Tenant's use under this Lease, then either Landlord or Tenant, upon written notice to the other within 20 days of the taking date, shall be entitled to terminate this Lease and upon such termination, the rent shall be adjusted to the date of termination.

23.2 The Tenant shall have no claim against the Landlord for the value of any unexpired term of the Lease and no right or claim to any part of any condemnation award for any reason related to the Premises or this Lease, except that the Tenant shall be entitled in any such condemnation proceeding to prove and collect damages, if any, for the taking of its trade fixtures that are not part of the realty. The provisions of the foregoing paragraphs shall apply whether or not the Lease is terminated as aforesaid.

                              ARTICLE TWENTY-FOUR
                           MISCELLANEOUS PROVISIONS

24.1 Offer and Acceptance. The submission of this "Lease Agreement" for examination does not constitute agreement between the parties hereto. This document becomes effective only upon execution and delivery thereof by Landlord and Tenant on or before the Expiration of Offer Date provided for in Article One, failing which no reservation or option shall later exist to complete this "Lease Agreement".

                                                                   Exhibit 10.34

24.2 Rent Tax. If, at any time during the term of this Lease or any extension thereof, a tax or excise on rents is levied or assessed against Landlord by a lawful taxing authority on account of Landlord's interest in this Lease or the rents or other charges reserved hereunder, Tenant agrees to pay to Landlord, upon demand, as Additional Rent under Article 5.4 hereof, the amount of such tax or excise. In the event any such tax or excise is levied or assessed directly against Tenant, the Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require.

24.3 Recording. Tenant shall not record this Lease without the prior written consent of the Landlord. However, Tenant and Landlord, upon the request of either, agree to execute and deliver a memorandum of this Lease in recordable form for the purposes of recordation at Tenant's expense.

24.4  Time. Time is of the essence of this Lease.

24.5 Entire Agreement. This instrument (including all attachments hereto) constitutes the entire agreement between Landlord and Tenant and the same may not be amended or modified orally.

24.6 Successors. This Lease shall inure to the benefit of and be binding upon Landlord and Tenant, their successors and assigns (or heirs, executors and administrators, as the case may be) subject to the terms, covenants and conditions stated. In the event of the assignment, of this Lease by Landlord, Tenant agrees to attorn to the rights of the assignee.

24.7  Construction of Lease.

      (a) The term "Landlord", as herein used, means and includes the named Landlord, its successors and assigns, and the term "Tenant," as herein used, means and includes the named Tenant, its successors and any assignees to whom this Lease may be validly assigned as hereinabove provided, and all of the terms and provisions of this Lease shall be binding on and inure to the benefit of such successors and assigns.

      (b) This Lease shall be governed by and enforced in accordance with the laws of the State of Oklahoma.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

                                       LANDLORD

                                       D/B/AIWILSHIRE SQUARE, BY ITS AGENT,
                                       CB RICHARD ELLIS/OKLAHOMA,
                                       PROPERTY MANAGEMENT


                                       By: /s/ Lori Bryant Donovan
                                           -----------------------
                                                  President

                                       TENANT

                                       IDS ENGINEERING, INC.

                                       By: /s/ William A. Coskey
                                           -----------------------
                                       Name:  William A. Coskey
                                              --------------------
                                       Title: President
                                              --------------------

ATTEST:

/s/ Hulda L. Coskey
-------------------
Secretary

                                                                   Exhibit 10.34

                                  EXHIBIT "A"

                        PLOT PLAN OF THE BUSINESS PARK

11004 East 51/st/                                 1008 East 51/st/ Street




                            [DIAGRAM APPEARS HERE]

                                                                   Exhibit 10.34
                                  EXHIBIT "B"

                    LEGAL DESCRIPTION OF THE BUSINESS PARK


All of Lot 6; Part of Lot 5; Part of Lot 7, all in Block 1, JOHNSON-FAGG INDUSTRIAL ADDITION, an Addition in Tulsa, Tulsa County, Oklahoma, according to the official recorded plat thereof, more particularly described as follows, to-wit: Beginning at the Northwest corner of said Lot 6; thence S 89' 57' 00" E along the North boundaries of said Lots 6 and 7 a distance of 486.71 feet to a point 172.00 feet from the Northeast corner of said Lot 7; thence S 00" 00' 55" W a distance of 460.21 feet to a point in the South boundary of said Lot 5,
180.65 feet from the Southeast corner thereof; thence S 72" 19' 35" W along the South boundary of said Lot 5 a distance of 275.75 feet to the Southwest Corner thereof; thence along the Westerly boundaries of said Lots 5 and 6 as follows: thence N 290 19' 56" W a distance of 365.36 feet; thence on a curve to the right having a radius of 350.00 feet a distance of 179.18 feet; thence due North 54.38 feet to the point of beginning, containing 208,511 square feet, more or less.

                                                                   Exhibit 10.34

                                  EXHIBIT "C"

                        DESCRIPTION OF LANDLORD'S WORK

Landlord is furnishing the adjacent 2,700 square feet at 11004 East 51/st/ Street "as is", except all mechanical systems shall be in normal working order.

                                                                   Exhibit 10.34

                                  EXHIBIT "D"

                    CHANGES, ALTERATIONS AND MODIFICATIONS

All changes, alterations and modifications made by the Tenant to the Premises, as described by numbered Article Twenty (such modifications, changes and alterations being hereinafter, in this Exhibit, called "Work"), shall be done in all cases subject to the following provisions which Tenant covenants to observe and perform, to-wit:

1. No Work shall be undertaken until detailed plans and specifications have first been submitted to and approved in writing by Landlord.

2. In the event Tenant shall request Landlord's approval for Work of such nature as to be deemed complicated and of sufficient magnitude to so warrant, as determined by Landlord (and as would be similarly so determined by other prudent persons familiar with shopping center construction matters in Tulsa, Oklahoma), it shall be reasonable for the Landlord to require that such Work be undertaken only under the supervision of an architect or engineer who shall have been approved by Landlord, which approval, as to said architect or engineer, would not unreasonably be withheld.

3. All Work shall be commenced only after all required municipal and other governmental permits and authorizations have been obtained (the Landlord agreeing to join in any application therefor, at the Tenant's expense, whenever necessary) and shall be done in a good and workmanlike manner and in compliance with all laws, ordinances, regulations and requirements of all federal, state and municipal governmental agencies and in accordance with the requirements of any insurer under an insurance policy then in effect as to the Premises. The cost of the Work shall be paid in cash at appropriate intervals so that the Premises, and the Business Park, shall be free at all times from liens for labor and materials supplied or claimed to have been supplied to the Premises and the Business Park. The Work shall be prosecuted with reasonable dispatch, except for unavoidable delays. At all times when any Work is in progress, the Tenant shall maintain or cause to be maintained: (a) adequate workmen's compensation insurance covering all persons employed in connection with the Work and with respect to whom death or injury claims could be asserted against the Landlord or the Tenant; (b) for the mutual benefit of the Tenant and the Landlord, comprehensive general liability insurance against all hazards, including liability assumed under contracts, to limits of not less than those required for public liability insurance under Article Eight; and (c) adequate builder's risk insurance designating the contractor, Landlord and Tenant as co-insureds, as their interests appear. Such comprehensive general liability insurance shall be in addition to the insurance under Article Eight but may be effected by an appropriate endorsement, if obtainable, upon the insurance policy referred to in said Article Eight.

                                                                   Exhibit 10.34

                                  EXHIBIT "E"

                            SIGNAGE SPECIFICATIONS

Signs/Windows

Landlord will provide at no cost to Tenant, the building address numbers above the front door and Tenant's company name in 2" block letters on the front door only. All other signs or lettering on doors shall be printed, painted, or affixed or inscribed at the expense of the Tenant after approval by Landlord and by the sub-contractor of Landlord's choice.

Specification of sign placement and size is as follows:

            Height:         Four Feet Maximum
            Width:          Twelve Feet Maximum
            Depth:          Two Inch Minimum; Six Inch Maximum

To be adhered to building surface by any method that will not destroy or damage the existing surface. No direct gluing or caulking will be permitted.

No sign, placard, picture, advertisement, or name shall be attached to any part of the outside or inside of any window or door and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice to and at Tenant's expense.

Tenant shall not place anything or allow anything to be placed near the glass or any window, door, partition or wall which may appear unsightly from outside the premises.

All window coverings shall be one inch mini-blinds or equal and color shall be approved by Landlord in advance in writing and shall be provided by Tenant at Tenant's expense.

Tenant is responsible to keep interior windows washed.

                                                                   Exhibit 10.34

                                  EXHIBIT "F"

                             RULES AND REGULATIONS

1.   COMMON AREA/ROOF

     All deliveries, etc. to rear.  Trash in Waste Disposal.

     The sidewalks and entrances, shall not be obstructed or used by Tenant for any purpose other than for ingress and egress. The exits, entrances, and roofs are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgement of the Landlord, shall be prejudicial to the safety, character, reputation and interests of the Premises and tenants, provided that nothing herein contained shall be construed to prevent access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. Neither Tenant, nor employees or invitees of Tenant, shall go upon the roof of the building.

2.   PARKING

     The parking areas in front of the Business Park Complex shall be used solely for passenger vehicles during normal business hours and the parking of trucks, trailers, delivery trucks, recreational vehicles and campers is specifically prohibited. No vehicle of any type shall be stored in any parking area at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All Tenants shall park in the designated parking area as designated by the Landlord from time to time. Trucks shall use the two 110/th/ Street entrances for access to the service area. The East drive on 51/st/ Street may be used as an exit.

3.   NUISANCES

     Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance on the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with other Tenants or those having business therein nor shall any animals or birds be brought in or kept in or about the Premises of the Project. Tenant shall maintain the leased Premises free from mice, bugs, and ants attracted by food, water or storage materials.

     Tenants shall contract for pest extermination on a regular basis, if required.

4.   DANGEROUS ARTICLES

     Tenant shall not use or keep on the Premises of the Project any kerosene, gasoline or inflammable or combustible fluid or material, or any article deemed extra hazardous on account of fire or other dangerous properties or use any other method of heating or air conditioning other than supplied by Landlord.

5.   IMPROPER CONDUCT

     Landlord reserves the right to exclude or expel from the Project any person who in the judgement of the Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the said Project.

     Tenant shall not disturb, solicit, or canvas any occupant of the Project and shall cooperate to prevent the same.

                                                                   Exhibit 10.34

6.   AUCTION

     No auction, public or private will be permitted.

7.   EXTERIOR

     Tenant shall not place any improvements or moveable objects including furniture, etc., in the parking area or other areas outside of the said Premises, or on the roof of said Premises.

8.   DAMAGE

     Walls, floors and ceilings shall not be defaced in any way and no one shall be permitted to mark, nail, screw or drill into surface, paint or in any way mar the building surface. Pictures, certificates, licenses and similar items normally used in Tenant's Premises may be carefully attached to the walls by Tenant in a manner to be prescribed by the Landlord. Upon normal removal of such items by Tenant, any damage to the walls or other surfaces shall be repaired by Tenant.

9.   FURNITURE, SAFES/MOVING

     Furniture, freight, equipment, safes or other bulky articles shall be moved into or out of the Project only in the manner and at such times as Landlord may direct. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof. Landlord shall in all cases have the right to determine or limit the weight, size and portion of all safes and other heavy equipment. Landlord will not be responsible for loss or damage to any safe or property from any cause and all damage done to the building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

10.  REQUIREMENTS OF TENANT

     The requirements of Tenant will be observed upon application to Landlord at the office of said building. Employees of Landlord shall not perform any work or do anything outside of the regular duties unless under special instruction from Landlord. Tenant shall give Landlord prompt notice of any defects in the water, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment.

11.  USE

     The Premises will be used only for general business office purposes and purposes incidental to that use, and for no other purpose. Tenant will use the Premises in a careful, safe and proper manner. Tenant will not use or permit the Premises to be used or occupied for any purpose or in any manner prohibited by any applicable laws. Tenant will not commit waste or suffer or permit waste to be committed in, on, or about the Premises. Tenant will conduct its business and control its employees, agents, and invitees in such a manner as not to create any nuisance or interfere with, annoy, or disturb any other Tenant or occupant of the Project or Landlord in its operation of the Project.

REQUIREMENTS OF LAW; FIRE INSURANCE

12. GENERAL. At its sole cost and expense, Tenant will promptly comply with all laws, statutes, ordinances, and governmental rules, regulations or requirements now in force or in force at any given time after the Lease Date, with the requirements of any board of fire underwriters or other similar body constituted now or after the Lease Date, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as with the provisions of all recorded documents affecting the Premises, insofar as they relate to the condition, use, or occupancy of the Premises, excluding requirements of structural changes to the Building, unless required by the unique nature of Tenant's use or occupancy of the Premises.

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

                                                                   Exhibit 10.34

13.  HAZARDOUS MATERIALS.

     (a) For purposes of this Lease, "hazardous materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation asbestos containing materials, PCB'S, or substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42, U.S.C. (S)(S) 9601-9657; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. (S)(S) 1801-1812; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S)(S) 6901-6987; or any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning hazardous materials, waste or substances now or at any time hereafter in effect (collectively, "hazardous materials laws").

     (b) Tenant will not cause or permit the storage, use, generation or disposition of any hazardous materials in, on or about the Premises or the Project by Tenant, its agents, employees, or contractors. Tenant will not permit the Premises to be used or operated in a manner that may cause the Premises or the Project to be contaminated by any hazardous materials in violation of any hazardous materials laws. Tenant will immediately advise Landlord in writing of (1) any and all enforcement, cleanup, remedial, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any hazardous materials laws relating to any hazardous materials affecting the Premises; and (2) all claims made or threatened by any third party against Tenant, Landlord, the Premises or the Project relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any hazardous materials on or about the Premises. Without Landlord's prior written consent, Tenant will not take any remedial action or enter into any agreements or settlements in response to the presence of any hazardous materials in, on or about the Premises.

     (c) Tenant will be solely responsible for and will defend, indemnify and hold Landlord, its agents, and employees harmless from and against all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's breach of its obligations in this Article 13. Tenant will be solely responsible for and will defend, indemnify, and hold Landlord, its agents, and employees harmless from and against any and all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with the removal, cleanup, and restoration work and materials necessary to return the Premises and any other property of whatever nature located on the Project to their condition existing prior to the appearance of Tenant's hazardous materials on the Premises. Tenant's obligations under this Article 13 will survive the expiration or other termination of this Lease.

14. CERTAIN INSURANCE RISKS. Tenant will not do or permit to be done any act or thing upon the Premises or the Project which would (a) jeopardize or be in conflict with fire insurance policies covering the Project and fixtures and property in the Project; (b) increase the rate of fire insurance applicable to the Project to an amount higher than it otherwise would be for general office use of the Project; or (c) subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the Premises. If the conduct of the Tenant, or any acts or omissions of the Tenant shall cause or result in any increase in premiums for insurance carried by the Landlord, whether or not Landlord allows such act or omission to continue, Tenant shall pay any increase in premium as Additional Rent.

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